EXHIBIT 99.2


                      BCRE MORTGAGE LOAN PURCHASE AGREEMENT


            This Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (this "Agreement"), is entered into between BARCLAYS CAPITAL REAL ESTATE INC. (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $724,003,952 (the "BCRE Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The BCRE Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $3,602,123,586 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on August 22, 2007, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the
"Aggregate Purchase Price") for the Mortgage Loans shall be equal to (i)      %
of the BCRE Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $2,658,864, which amount represents the amount of interest accrued on the BCRE Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C33, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of any management agreement with respect to the related Mortgaged Property;

            (xiv) copies of any cash management agreements with respect to the related Mortgaged Property;

            (xv) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xvi) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

      Notwithstanding the foregoing, with respect to the 666 Fifth Avenue Loan, the GECMC 2007-C1 Trustee will hold the original documents (except for the original note, or lost note affidavit, if applicable, which will be held by the Trustee) related to the 666 Fifth Avenue Loan for the benefit of the GECMC 2007-C1 Trust Fund.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) Reserved;

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller;

            (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller that arises from its role as "sponsor" within the meaning of Regulation AB), the Mortgage Loans, the related Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB; and

            (xi) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10 K Disclosure and any Additional Form 10 D Disclosure set forth next to the Purchaser's name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to the fiscal year in accordance with Section
      8.17 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) above shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds on deposit in the related Special Reserve Account, or letter of credit, as applicable, or
(B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty
(30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "SUMMARY OF PROSPECTUS SUPPLEMENT--THE PARTIES--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--THE MORTGAGE LOANS", "RISK FACTORS--The Mortgage Loans", "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Mortgage Loan Sellers", "--The Sponsors" and "--Representations and Warranties; Repurchases and Substitutions". The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the first and second full paragraphs on page "v" of the Memorandum.

            (e) The certificate of incorporation and by-laws of the Seller and an original or copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach or violation of the representations made by the Seller in
Section 3(a)(x) hereof, (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) the Time of Sale Information at the Time of Sale or any Loan Seller Information contained in any Free Writing Prospectus, when read in conjunction with the Time of Sale Information, prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of that certain underwriting agreement (the "Underwriting Agreement") dated as of August 10, 2007, among the Purchaser, Wachovia Bank, National Association and the Underwriters, (C) any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum, forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other Loan Seller Information furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), (iii) arise out of or are based upon the omission or alleged omission to state therein ((x) in the case of Free Writing Prospectuses, when read in conjunction with any other Time of Sale Information, (y) in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum and (z) in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above), when read in conjunction with the Memorandum, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to Loan Seller Information contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, the Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates covered in the Time of Sale Information), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the Loan Seller Information set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement, the Preliminary Memorandum or the Memorandum or (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a)(x) hereof; provided, that the indemnification provided by this
Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) asserting such losses, claims, damages, expenses or liabilities based on a claim by the purchaser of the Certificates if the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, or such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission within a reasonable period prior to the Time of Sale and a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such purchaser at or prior to the Time of Sale of such Certificates. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated October 19, 2006, as supplemented by the prospectus supplement, dated August 10, 2007 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated July 31, 2007, consisting of the preliminary free writing prospectus, including the base prospectus, dated October 19, 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus, dated August 9, 2007; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated August 9, 2007, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated August 10, 2007, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-5, Class A-1A, Class IO, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus, and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated August 22, 2007 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Loan Seller Information" shall mean any information that relates to the BCRE Mortgage Loans, the related Mortgaged Properties or the Seller; provided that the Loan Seller Information shall not include any such information regarding (A) the structure and basic parameters of the Certificates, or (B) the terms of the Pooling and Servicing Agreement, this Agreement the Underwriting Agreement or that certain certificate purchase agreement, dated August 10, 2007 among the Purchaser, Wachovia Bank, National Association and the Initial Purchaser. "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission (the "Commission") in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates, less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum, and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum, and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum, and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER
                                       ------


                                       BARCLAYS CAPITAL REAL ESTATE INC.


                                       By: /s/ LoriAnn Rung
                                          ------------------------------------
                                          Name:  LoriAnn Rung
                                          Title: Vice President

                                       Address for Notices:

                                       200 Park Avenue
                                       New York, New York  10166-
                                       Telecopier No.: (212) 412-7476
                                       Telephone No.: (212) 412-1744


                                       PURCHASER
                                       ---------


                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


                                       By: /s/ Elizabeth K. Stinson
                                          ------------------------------------
                                          Name:  Elizabeth K. Stinson
                                          Title: Vice President

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder by the Mortgagee.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a GECMC 2007-C1 Serviced Mortgage Loan, the GECMC 2007-C1 Trustee) constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in Representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in Representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary, at the time of the origination of the Mortgage Loan, to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. To the Seller's actual knowledge as of the Cut-Off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable Mortgage Loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-Off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road (except as provided below) or (b) against any loss due to encroachments of any material portion of the improvements thereon.

13. Except as provided below, as of the date of its origination, all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, is in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to prevent operation of any co-insurance provisions; and, except if such Mortgaged Property is operated as a mobile home park, is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months), all of which was in full force and effect with respect to each related Mortgaged Property; and, except as provided below, as of the Cut-Off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial and/or multifamily mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss, will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders.

      The insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

14. Except as provided below, (a) other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent institutional lenders, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraphs of this Schedule I or in any paragraph of
      Schedule II, and (b) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The Mortgage Loan documents with respect to each Defeasance Loan do not allow such Defeasance Loan to be defeased prior to two years after the Startup Day.

19. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof (or in the case of a GECMC 2007-C1 Serviced Mortgage Loan, the GECMC 2007-C1 Trustee) adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. At the time of origination and, to the actual knowledge of Seller as of the Cut-Off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Each Mortgage Loan is a whole loan (except with respect to the Co-Lender Loans) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Mortgagor and transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control) or a substitution or release of collateral within the parameters of Representation (26) below), or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Except as provided below, each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, or (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated to any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

27. Except as provided below, to the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or based upon other due diligence considered reasonable by prudent commercial conduit mortgage lenders in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-Off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. With respect to at least 95% of such Seller's Mortgage Loans (by balance) having a Cut-Off Date Balance in excess of 1% of the Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan that is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent (or in the case of a GECMC 2007-C1 Serviced Mortgage Loan, in the possession of the GECMC 2007-C1 Master Servicer) and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. Except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. Furthermore, except as provided below, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in Representation (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium or Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder (which, in the case of a GECMC 2007-C1 Serviced Mortgage Loan, are the Trustee and the GECMC 2007-C1 Trustee) can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the after the Cut-Off Date of the related Mortgage Loan).

47. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

48. With respect to the Holiday Inn Express-Effingham Mortgage Loan and the Holiday Inn Express Manchester Mortgage Loan, each of which is secured by a hospitality property with respect to which a franchisor comfort letter exists, the Seller shall, within the timeframes stipulated under such comfort letter, (i) notify the franchisor of any assignment by the Seller of such loan to the Trust; (ii) submit to the franchisor the name of the Trust; and (iii) request in writing that the franchisor issue a comfort letter to the Trust.

49. With respect to each Mortgage Loan secured in whole or in material part by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground
      Lease:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            (b) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            (c) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            (d) To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            (e) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement.

            (f) The Ground Lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            (g) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            (h) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

            (i) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            (j) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial lender.

            (k) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Schedule I to the Mortgage Loan Purchase Agreement for Barclays Capital Real Estate Inc.


Annex A
  ID #      Mortgage Loan            Exception
--------------------------------------------------------------------------------

Exceptions to Representation 8:

            666 Fifth Avenue         The Mortgaged Property is security for the
                                     Mortgage Loan and six (6) related pari
                                     passu loans.

            84 Lumber Industrial     In addition to the Mortgage Loan, the
            Portfolio                related Mortgaged  Property secures a pari
                                     passu A-note.

            Three Borough Portfolio  The Mortgaged Property known as 2463
                                     Valentine Avenue, Bronx is encumbered by a second mortgage in the original principal amount of $25,000 ("Junior Mortgage") in favor of Harvey Rosen, an individual ("Junior Lender"). The Mortgagee and the Junior Lender have executed a subordination and standstill agreement subordinating the Junior Mortgage to the Mortgagee's first priority mortgage on the Mortgaged Property.

            Cold Storage Portfolio   In addition to the Mortgage Loan, the
                                     related Mortgaged Property secures a
                                     subordinate B-note.

            Rite Aid - Detroit       The  Mortgaged  Property  is  subject to a
                                     "use restriction" prohibiting the use of the Mortgaged Property as drug store or pharmacy, except during the term of the existing Rite Aid lease. The Mortgagor has an obligation to use best efforts to have this restriction removed. The Mortgage Loan is fully recourse to the Mortgagor until this restriction is removed and the Mortgagee receives an endorsement to the title policy reflecting the removal of this exception.

            24 Hour Fitness          Palmdale Outparcel Developers Ltd., a
                                     California limited partnership, may
                                     exercise its purchase option on the
                                     Mortgaged Property once the Mortgaged
                                     Property has "gone dark" for at least 12 consecutive months or for an aggregate period of at least 12 months during any consecutive 15 month period at a purchase price at least equal to the then outstanding principal balance of the
                                     Mortgage Loan, together with accrued
                                     interest and any other amounts payable
                                     under the Mortgage Loan.


Exceptions to Representation 13:

Various     Various                  Certain of the  Mortgage Loan  documents
                                     may limit terrorism insurance coverage to the extent such coverage is available for similarly situated properties and/or on commercially reasonable terms.

            666 Fifth Avenue         The Mortgage Loan documents only require
                                     terrorism insurance coverage up to such
                                     amount as can be purchased for a premium not in excess of $7,500,000, as adjusted annually in accordance with the consumer price index.

            84 Lumber Industrial     In lieu of certain insurance coverages
            Portfolio                (all-risk, business interruption,
                                     contingent liability, boiler and machinery and flood insurance, if required), the Mortgagor is permitted to obtain an irrevocable evergreen letter of credit in favor of the Mortgagee in an amount equal to the sum of (i) $5,000,000 and (ii) the difference between the operating tenant's then applicable general commercial liability insurance deductible and
                                     $100,000.

            Three Borough Portfolio  The Mortgage Loan documents only require terrorism insurance coverage up to such
                                     amount as can be purchased for a premium not in excess of $125,000 per fiscal year.

            Cold Storage Portfolio   So long as the lease with the current
                                     single tenant is still in effect and the tenant maintains the insurance that was in place at the time of origination, the Mortgagee will accept such insurance notwithstanding that the Mortgage Loan documents may have different insurance requirements.

            Loudon Gateway IV        The Mortgage Loan documents provide that
                                     insurance coverage may be terminated upon five days prior written notice to the Mortgagee.

            Rite Aid - Toledo        The sole tenant at the Mortgaged Property
                                     self-insures the Mortgaged Property and
                                     does not carry business interruption
                                     insurance or terrorism insurance. The
                                     non-recourse carveout guarantor will be
                                     liable for all losses suffered (in excess of standard deductibles), to the extent such losses would have been covered by business interruption and/or terrorism insurance policies if such policies had been in place.

            Rite Aid - 506 West      At origination, the Mortgagee waived the
            Market                   terrorism insurance coverage requirement.
--------------------------------------------------------------------------------

            Lawndale Estates         At origination, the Mortgagee accepted 10
                                     days prior written notice for termination
                                     of insurance coverage due to non-payment of
                                     premiums or reduction of policy coverage.
--------------------------------------------------------------------------------


Exceptions to Representation 21:

            All The Seller makes no representation regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.
--------------------------------------------------------------------------------

Exception to Representation 22:

            666 Fifth Avenue         The Mortgaged Property is security for the
                                     Mortgage Loan and six (6) related pari
                                     passu loans.

            84 Lumber Industrial     In addition to the Mortgage Loan, the
            Portfolio                related Mortgaged  Property secures a pari
                                     passu A-note.

            Cold Storage Portfolio   In addition to the Mortgage Loan, the
                                     related Mortgaged Property secures a
                                     subordinate B-note.
--------------------------------------------------------------------------------


Exceptions to Representation 23:

Various     Various                  The Mortgage Loan documents also permit,
                                     without Mortgagee consent, (i) transfers for purposes of family and estate planning,
                                     (ii) transfers by devise, descent or
                                     operation of law upon the death of a direct or indirect member, partner or shareholder of the related Mortgagor, (iii) the issuance of non-controlling new equity interests, (iv) transfers among existing direct or indirect members, partners or shareholders in the Mortgagor or an affiliate of the Mortgagor, (v) transfers with respect to any person whose stocks or certificates are traded on a nationally recognized stock exchange, (vi) with respect to Mortgage Loans made to tenant-in-common Mortgagors, transfers among and to additional tenant-in-common
                                     Mortgagors, (vii) transfers among
                                     affiliated Mortgagors with respect to
                                     cross-collateralized and cross-defaulted
                                     Mortgage Loans or multi-property Mortgage
                                     Loans or (viii) transfers of a similar
                                     nature to the foregoing meeting the
                                     requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control.

            666 Fifth Avenue         The equity owners of the Mortgagor obtained
                                     mezzanine financing secured by the
                                     membership interests of such Mortgagor in the original principal amount of
                                     $335,000,000 (the "Senior Mezzanine Loan") and junior mezzanine financing secured by the membership interests of such Mortgagor in the original principal amount of $200,000,000 (the "Junior Mezzanine Loan").
                                     In each case, an intercreditor agreement in favor of the Mortgagee was executed.
                                     Provided that the Junior Mezzanine Loan has been paid in full, the owners of the beneficial interest in the Mortgagor may incur additional junior indebtedness, provided, among other things that (a) the amount of such additional junior indebtedness is either (i) reasonably acceptable to the Mortgagee or (ii) in an amount that when added to the then outstanding balance of the Mortgage Loan and the outstanding balance of the Senior
                                     Mezzanine Loan, if applicable, results in a loan-to-value ratio not in excess of 89%, based on a new appraisal and (b) the Mortgagee must have received written confirmation from the applicable rating agencies that the incurrence of such indebtedness will not result in a downgrade, qualification or withdrawal of the rating then assigned to the certificates.

            84 Lumber Industrial     The Mortgage Loan documents permit a
            Portfolio                pledge of the indirect equity interests
                                     in the Mortgagor, its members, or any
                                     affiliated manager or any shareholder,
                                     partner, member or non-member manager, or any direct or indirect legal or beneficial owner of the Mortgagor, its members, any affiliated manager or any non-member manager by the Mortgagor's sponsor to a "qualified investor" in connection with a line of credit, revolving credit facility or other corporate facility secured by such a pledge (a "Secured Line of Credit"), provided that (i) no event of default under the Mortgage Loan has occurred and is continuing (ii) any such Secured Line of Credit is secured by all, or substantially all, of the equity interests owned by the sponsor; and (iii) the Mortgagee shall have received at least fifteen (15) days prior written notice of the proposed Secured Line of Credit.

            Three Borough Portfolio  The Mortgage Loan documents permit the equity owners of the Mortgagor to obtain mezzanine financing, subject to conditions including, but not limited to a combined DSCR of not less than 1.10x, a combined LTV ratio of not more than 85% and delivery of confirmation in writing from each applicable rating agency that the incurrence of such debt will not result in a qualification, downgrade or withdrawal of any rating assigned to the certificates.

            Kichler Lighting         The Mortgage Loan documents permit the
                                     equity owners of the Mortgagor to obtain mezzanine financing, subject to conditions including, but not limited to a combined DSCR of not less than 1.09x for the 12 month period from commencing on the date that the Mortgagor requests the Mortgagee's approval of the mezzanine loan, a combined LTV ratio of not more than 85% and delivery of confirmation in writing from each applicable rating agency that the incurrence of such debt will not result in a qualification, downgrade or withdrawal of any rating assigned to the certificates.
                                     Furthermore, without the Mortgagee's
                                     consent (but with 60 days prior written
                                     notice) and without the payment of an
                                     assumption fee, the sponsor may transfer the ownership interests in each tenant-in-common Mortgagor to a real estate investment trust controlled by
                                     Griffin Capital Corporation or Griffin
                                     Capital Corporation's operating
                                     partnership, so long as certain
                                     conditions are satisfied, as specified in the Mortgage Loan documents.

            Loudon Gateway IV        The Mortgage Loan documents permit the
                                     following transfers without Mortgagee
                                     consent: (i) a transfer by devise or
                                     descent or by operation of law upon the
                                     death of a member, partner or shareholder of a Mortgagor, principal or affiliate thereof; (ii) the sale or pledge, in one or a series of transactions, of not more than forty-nine percent (49%) of the direct or indirect equity interest in a such party; provided, however, that one or more "Morgan Entity" must continue to control the Mortgagor and own, directly or indirectly, at least a fifty-one percent (51%) interest in the Mortgagor;
                                     (iii) the transfer of any direct or
                                     indirect interest in the Mortgagor in one or a series of transfers), provided that such transfer (or series of transfers) is between, among or to, any Morgan Entity;
                                     and (iv) the transfer of any units of
                                     participation in the Commingled Pension
                                     Trust Fund (Special Situation Property)
                                     of JPMorgan Chase Bank, N.A., provided
                                     however that one or more "Morgan Entity" must continue to control the Mortgagor and own, directly or indirectly, at least a fifty-one percent (51%) interest in the Mortgagor.

                                     "Morgan Entity" means any pension fund or collective investment fund containing pension funds, separate accounts or other investors for which J.P. Morgan Investment Management Inc. or JPMorgan Chase Bank, N.A. (or one of its parents, Affiliates, or subsidiaries) acts as (a) trustee, (b) agent or (c) independent advisor, with, at all times, full discretion, including, without limitation, any of the constituent entities, from time to time, of the fund marketed as the Commingled Pension Trust Fund (Special Situation Property) of JPMorgan Chase Bank, N.A., which as of the date hereof include, without limitation, CET Acquisition Company, SSPF/CET Operating Company LLC and SSPF/CET OP Holding Company LLC.

            Lawndale Estates         The Mortgage Loan documents permit the
                                     equity owners of the Mortgagor to obtain mezzanine financing, subject to conditions including, but not limited to a combined DSCR of not less than 1.15x, a combined LTV ratio of not more than 75% and delivery of confirmation in writing from each applicable rating agency that the incurrence of such debt will not result in a qualification, downgrade or withdrawal of any rating assigned to the certificates.

            Happy Harry's            The Mortgage Loan documents permit the
            (Walgreens)              equity owners of the Mortgagor to obtain
            Bethany Beach            mezzanine financing, subject to conditions
                                     including, but not limited to a combined
                                     DSCR of not less than 1.20x, a combined LTV
                                     ratio of not more than 80% and delivery of
                                     confirmation in writing from each
                                     applicable rating agency that the
                                     incurrence of such debt will not result in
                                     a qualification, downgrade or withdrawal of
                                     any rating assigned to the certificates.
--------------------------------------------------------------------------------


Exceptions to Representation 26:

            666 Fifth Avenue         The  Mortgage Loan documents permit the
                                     related Mortgagor to obtain the release of
                                     the portion of the Mortgaged Property
                                     consisting of the Fifth Avenue retail space
                                     on or after the date on which the Mortgaged
                                     Property's conversion to a condominium is
                                     complete without payment of a release
                                     price, if, among other things, (a) the
                                     junior mezzanine debt has not been paid in
                                     full, (b) in the event that such release
                                     occurs prior to July 1, 2008, the Mortgagor
                                     has deposited an amount equal to
                                     $105,000,000, less $2,500,000 for every
                                     full calendar month, if any, that the
                                     release occurs prior to July 1, 2008, to be
                                     held and disbursed in accordance with the
                                     Mortgage Loan documents, (c) the senior
                                     mezzanine borrower has prepaid (or is
                                     simultaneously prepaying) the senior
                                     mezzanine loan in full, (d) the junior
                                     mezzanine borrower has prepaid (or is
                                     simultaneously prepaying) the junior
                                     mezzanine loan in an amount equal to all
                                     remaining net sales proceeds and (e) with
                                     respect to the remaining Mortgaged Property
                                     (not including the released portion of the
                                     Mortgaged Property), the loan-to-value
                                     ratio (including the remaining junior
                                     mezzanine debt and/or junior indebtedness,
                                     if applicable) is not more than 89%.
--------------------------------------------------------------------------------


Exception to Representation 27:

            Westward Shores          The Mortgaged Property is legally non-
                                     conforming with respect to use
                                     requirements. The development of the
                                     Mortgaged Property pre-dates the current
                                     zoning code. The use of the Mortgaged
                                     Property as a campground requires a special
                                     exception, which was not required at the
                                     time of construction. Law and ordinance
                                     insurance was not obtained with respect to
                                     the legal non-conformity; however, the
                                     Mortgage Loan is fully recourse to the
                                     Mortgagor and the non-recourse carveout
                                     guarantor.
--------------------------------------------------------------------------------

            Rite Aid - Detroit       The Mortgaged Property is subject to a
                                     "use restriction" prohibiting the use of
                                     the Mortgaged Property as drug store or
                                     pharmacy, except during the term of the
                                     existing Rite Aid lease. The Mortgagor has
                                     an obligation to use best efforts to have
                                     this restriction removed. The Mortgage Loan
                                     is fully recourse to the Mortgagor until
                                     this restriction is removed and the
                                     Mortgagee receives an endorsement to the
                                     title policy reflecting the removal of this
                                     exception.
--------------------------------------------------------------------------------


Exceptions to Representation 40:

Various     Various                  Certain of the Mortgage Loans have  a
                                     recourse carveout for "material
                                     misrepresentation" rather than "fraud
                                     and/or other intentional material
                                     misrepresentation."

            Kichler Lighting         Under the recourse carve-out provisions,
                                     (i) each tenant-in-common Mortgagor is
                                     liable only to the extent that such
                                     tenant-in-common Mortgagor caused the event that gave rise to the loss or liability and
                                     (ii) the Mortgagor and the non-recourse
                                     carveout guarantor are each liable for
                                     environmental losses sustained under the environmental indemnity.

            Westward Shores          The Mortgage Loan is fully recourse to the
                                     Mortgagor and the non-recourse carveout
                                     guarantor.

            Flat Rate Movers         The Mortgage Loan is fully recourse  to
            Warehouse                the Mortgagor and the non-recourse carveout
                                     guarantor.

            Citibank Arch Street     The Mortgage Loan is fully recourse to the
                                     Mortgagor and the non-recourse carveout
                                     guarantor.

            Rite Aid - Detroit       The Mortgaged Property is subject to a
                                     "use restriction" prohibiting the use of
                                     the Mortgaged Property as drug store or
                                     pharmacy, except during the term of the
                                     existing Rite Aid lease. The Mortgagor has
                                     an obligation to use best efforts to have
                                     this restriction removed. The Mortgage Loan
                                     is fully recourse to the Mortgagor until
                                     this restriction is removed and the
                                     Mortgagee receives an endorsement to the
                                     title policy reflecting the removal of this
                                     exception.
--------------------------------------------------------------------------------


Exceptions to Representation 46:

            Three Borough Portfolio  The Mortgaged Property known as 2463
                                     Valentine Avenue, Bronx is encumbered by a second mortgage in the original principal amount of $25,000 ("Junior Mortgage") in favor of Harvey Rosen, an individual ("Junior Lender"). The Mortgagee and the Junior Lender have executed a subordination and standstill agreement subordinating the Junior Mortgage to the Mortgagee's first priority mortgage on the Mortgaged Property.

                                    EXHIBIT A

                             Mortgage Loan Schedule


Mortgage
  Loan              Loan Group
 Number                Number        Property Name                                           Address
----------------------------------------------------------------------------------------------------------------------------------
   1                     1          666 Fifth Avenue(2)                       666 Fifth Avenue
   7                     2          Three Borough Pool                        Various
 7.01                               1511-21 Sheridan Avenue                   1511-21 Sheridan Avenue
 7.02                               183-185 East 92nd Street                  183-185 East 92nd Street
 7.03                               1229 Franklin Avenue                      1229 Franklin Avenue
 7.04                               820 Jackson Avenue                        820 Jackson Avenue
 7.05                               972 Leggett Avenue                        972 Leggett Avenue
 7.06                               709-715 Fairmount Place                   709-715 Fairmount Place
 7.07                               2401 Davidson Avenue                      2401 Davidson Avenue
 7.08                               1967-1971 Marmion Avenue                  1967-1971 Marmion Avenue
 7.09                               949 Anderson Avenue                       949 Anderson Avenue
 7.10                               957 Anderson Avenue                       957 Anderson Avenue
 7.11                               286-290 East 91st Street                  286-290 East 91st Street
 7.12                               499 Ocean Avenue                          499 Ocean Avenue
 7.13                               101 Woodruff Avenue                       101 Woodruff Avenue
 7.14                               1250 Franklin Avenue                      1250 Franklin Avenue
 7.15                               265-269 East 194th Street                 265-269 East 194th Street
 7.16                               1253 Franklin Avenue                      1253 Franklin Avenue
 7.17                               1145 Clay Avenue/ 372 East 167th Street   1145 Clay Avenue/372 East 167th Street
 7.18                               2463 Valentine Avenue                     2463 Valentine Avenue
 7.19                               536 West 158th Street                     536 West 158th Street
 7.20                               540 West 158th Street                     540 West 158th Street
 7.21                               51 Buchanan Place                         51 Buchanan Place
 7.22                               87 West 162nd Street                      87 West 162nd Street
 7.23                               710 East 138th Street                     704-710 East 138th Street
 7.24                               50 East 172nd Street                      50 East 172nd Street
 7.25                               2376 Ryer Avenue                          2376 Ryer Avenue
 7.26                               8 Vermilyea                               8-10 Vermilyea Avenue
 7.27                               17 Vermilyea                              17-19 Vermileya Avenue
 7.28                               409 East 21st Street                      409 East 21st Street
 7.29                               2310 Valentine Avenue                     2310 Valentine Avenue
 7.30                               530 Isham Street                          530 Isham Street
 7.31                               3063 Hull Avenue                          3063 Hull Avenue
 7.32                               2101 Beverly Road                         2101 Beverly Road
 7.33                               2314 Valentine Avenue                     2314 Valentine Avenue
 7.34                               1450 Taylor Street                        1450 Taylor Avenue
 7.35                               1471 Taylor Street                        1471 Taylor Street
 7.36                               1883 Amsterdam Avenue                     1883 Amsterdam Avenue
 7.37                               1885 Amsterdam Avenue                     1885 Amsterdam Avenue
 7.38                               1887 Amsterdam Avenue                     1887 Amsterdam Avenue
 7.39                               1514 West 8th Street                      1514 West 8th Street
 7.40                               2391 Davidson Avenue                      2391 Davidson Avenue
 7.41                               1270 Ocean Avenue                         1270 Ocean Avenue
 7.42                               452 East 187th Street                     452 East 187th Street
  11                     1          84 Lumber Industrial Pool(2)              Various
 11.01                              165 South Spruce Avenue                   165 South Spruce Avenue
 11.02                              275 East Willis Road                      275 East Willis Road
 11.03                              6173 Arizona Farms                        6173 East Arizona Farms
 11.04                              13285 Fenway Boulevard                    13285 Fenway Boulevard
 11.05                              7960 Notes Drive                          7960 Notes Drive
 11.06                              200 84 Way                                200 84 Way
 11.07                              101 South Bernard Road                    101 South Bernard Road
 11.08                              3777 CR 544 East                          3777 State 544 East
 11.09                              436 Powerhouse Street                     436 Powerhouse Street
 11.10                              21881 Grenada Avenue                      21881 Grenada Avenue
 11.11                              550 Quality Center                        550 Quality Court
 11.12                              2800 15th Street East                     2800 15th Street East
 11.13                              108 Madison Oaks Avenue                   108 Madison Oaks
 11.14                              6335 West Integrity Way                   6335 West Integrity Way
 11.15                              1893 North Chappel Drive                  1893 North Chappel Drive
 11.16                              4287 Stough Road                          4287 Stough Road
 11.17                              3147 Jim Christal Road                    3147 Jim Christal Road
 11.18                              2725 East 24th Street                     2725 East 24th Street
 11.19                              3800 Richard Street                       3800 Richard Street
 11.20                              4802 Roy J. Smith Drive                   4802 Roy J. Smith Drive
 11.21                              700 East Minooka Road                     700 East Minooka Road
 11.22                              2350 West Orange Blossom Terrace          2350 West Orange Blossom Trail
 11.23                              501 Beard Avenue                          501 Beard Avenue
 11.24                              3874 Bethel Drive Ext                     3874 Bethel Drive Extension
 11.25                              3670 Deer Park Boulevard                  3670 Deer Park Boulevard
 11.26                              7107 McFarland Boulevard                  7107 McFarland Boulevard
 11.27                              240 Yardmaster Court                      240 Yardmaster Court
 11.28                              1073 Lincoln Avenue                       1073 Lincoln Avenue
 11.29                              11628 McCord Road                         11628 McCord Road
 11.30                              111 Tennessee Way                         111 Tennessee Way
 11.31                              200 McAllister Road                       200 Northeast McAlister Road
 11.32                              2684 Shafer Road                          2684 Shafer Road
 11.33                              10425 Fischer Road                        10425 Fischer Road
 11.34                              18100 FM Highway 2252                     18100 FM Highway 2252
 11.35                              295 East Willis Road                      295 East Willis Road
 11.36                              1780 Carson Road North                    1780 Carson Road North
 11.37                              184 Interstate Drive                      184 Interstate Drive
 11.38                              601 Derby Line Road                       601 Derby Line Road
 11.39                              801 East Lincoln Avenue                   801 East Lincoln Avenue
 11.40                              2187 Stateline Road                       2187 Stateline Road
 11.41                              5471 Augusta Road                         5471 Augusta Road
 11.42                              5371 Hamilton Blvd.                       5371 Hamilton Boulevard
 11.43                              14200 Lincoln Boulevard                   14200 North Lincoln Boulevard
 11.44                              7401 South Sooner Road                    7401 South Sooner Road
 11.45                              3200 Ash Avenue                           3200 Ash Avenue
 11.46                              170 Commerce Road                         170 Commerce Road
 11.47                              2846 Eblen Road                           2846 Eblen Road
 11.48                              620 Belt Boulevard                        620 Belt Boulevard
 11.49                              2600 Lowery Street                        2600 Lowery Street
 11.50                              595 Alfred Thun Road                      595 Alfred Thun Road
 11.51                              134 Wescott Drive                         134 Wescott Drive
 11.52                              85 Industrial Way                         85 Industrial Way
 11.53                              6828 Bankhead Highway                     6828 Bankhead Highway
 11.54                              1380 Franklin Street                      1380 Franklin Street
  13                     1          Nordic Cold Storage Pool                  Various
 13.01                              4300 Pleasantdale Road                    4300 Pleasantdale Road
 13.02                              1802 Rome Highway                         1802 Rome Highway
 13.03                              3485 Empire Boulevard                     3485 Empire Boulevard SW
  25                     1          Kichler Lighting                          7711 East Pleasant Valley Road
  39                     1          Loudon Gateway IV                         22980 Indian Creek Drive
  65                     1          Lubbock Shopping Parkade                  7020 Quaker Avenue
  69                     1          Valley Square Shopping Center             724 West Main Street
  73                     1          Holiday Inn Express Manchester            1298 South Porter Street
  81                     2          Lawndale Estates                          4509 Longmeadow Boulevard West
  85                     1          Holiday Inn Express - Effingham           1103 Avenue of Mid America
  87                     1          Westward Shores(3)                        110 Nichols Road
  88                     2          Woodbury Knoll                            302 Tuttle Road
  96                     2          Beacon Ridge                              1500 Shellfield Road
  99                     1          Raymour & Flanigan - Reading, PA          629 Snyder Road
  105                    1          1224 N. Vine Street                       1224 North Vine Street
  106                    1          Rite Aid Toledo, OH                       7512 Central Avenue
  108                    1          Hampton Inn-Columbus I-70                 2093 South Hamilton Road
  110                    1          Evansville IN Self-Storage Pool(4)        Various
110.01                              Eastland Self Storage                     2401 North Cullen Avenue
110.02                              Pollack Avenue Mini Storage               4905 Pollack Avenue & 2811 South Green River Road
110.03                              St. George Self Storage                   2323 Saint George Road
  113                    1          Rite Aid - Detroit, MI                    18435 Fenkell Road
  115                    1          Flat Rate Movers Warehouse                27 Bruckner Boulevard
  123                    1          24 Hour Fitness - Palmdale, CA            1335 West Avenue P
  129                    1          Publix Retail Store - Palm Coast, FL      5415 North Oceanshore Boulevard
  133                    1          Rite Aid - 506 West Market - Lima, OH     506 West Market Street
  137                    1          Brauer Building(5)                        300 North Fifth Avenue
  138                    1          Happy Harry's (Walgreens) - Bethany Beach,32979 South Coastal Highway
  143                    1          Sunrise Industrial                        3650 Industrial Avenue
  145                    1          Citibank Arch Street - Philadelphia, PA   1232 Arch Street
  147                    1          OfficeMax - Sanford, FL                   4540 West State Road 46
  154                    2          Bridge Street Apartments                  26 Bridge Street
  155                    1          1008 Brooklyn Avenue                      1008 Brooklyn Avenue
  161                    2          Guest House Apartments                    48 Chateau Drive
  164                    2          Osage Estates Apartments                  2615 Lisa Lane


Mortgage
  Loan                                                                Cut-Off Date      Monthly P&I                         Mortgage
 Number  City               State      Zip Code      County          Loan Balance ($)   Payments ($)      Grace Days        Rate (%)
------------------------------------------------------------------------------------------------------------------------------------
   1     New York              NY        10103       New York          285,500,000          IO                              6.3530%
   7     Various               NY       Various      Various           133,000,000          IO        5 default, 0 late     5.7850%
 7.01    Bronx                 NY        10457       Bronx
 7.02    Brooklyn              NY        11212       Kings
 7.03    Bronx                 NY        10456       Bronx
 7.04    Bronx                 NY        10456       Bronx
 7.05    Bronx                 NY        10455       Bronx
 7.06    Bronx                 NY        10457       Bronx
 7.07    Bronx                 NY        10468       Bronx
 7.08    Bronx                 NY        10460       Bronx
 7.09    Bronx                 NY        10452       Bronx
 7.10    Bronx                 NY        10452       Bronx
 7.11    Brooklyn              NY        11212       Kings
 7.12    Brooklyn              NY        11226       Kings
 7.13    Brooklyn              NY        11226       Kings
 7.14    Bronx                 NY        10456       Bronx
 7.15    Bronx                 NY        10458       Bronx
 7.16    Bronx                 NY        10456       Bronx
 7.17    Bronx                 NY        10456       Bronx
 7.18    Bronx                 NY        10458       Bronx
 7.19    New York              NY        10032       New York
 7.20    New York              NY        10032       New York
 7.21    Bronx                 NY        10453       Bronx
 7.22    Bronx                 NY        10452       Bronx
 7.23    Bronx                 NY        10454       Bronx
 7.24    Bronx                 NY        10452       Bronx
 7.25    Bronx                 NY        10458       Bronx
 7.26    New York              NY        10034       New York
 7.27    New York              NY        10034       New York
 7.28    Brooklyn              NY        11226       Kings
 7.29    Bronx                 NY        10458       Bronx
 7.30    New York              NY        10034       New York
 7.31    Bronx                 NY        10467       Bronx
 7.32    Brooklyn              NY        11226       Kings
 7.33    Bronx                 NY        10458       Bronx
 7.34    Bronx                 NY        10460       Bronx
 7.35    Bronx                 NY        10460       Bronx
 7.36    New York              NY        10032       New York
 7.37    New York              NY        10032       New York
 7.38    New York              NY        10032       New York
 7.39    Brooklyn              NY        11204       Kings
 7.40    Bronx                 NY        10468       Bronx
 7.41    Brooklyn              NY        11230       Kings
 7.42    Bronx                 NY        10458       Bronx
  11     Various            Various     Various      Various            75,008,971         458,045                          6.1720%
 11.01   Rialto                CA        92376       San Bernardino
 11.02   Chandler              AZ        85249       Maricopa
 11.03   Florence              AZ        85232       Pinal
 11.04   Hugo                  MN        55038       Washington
 11.05   Manassas              VA        20109       Prince William
 11.06   Hammond               LA        70401       Tangipahoa
 11.07   Broussard             LA        70518       Lafayette
 11.08   Haines City           FL        33844       Polk
 11.09   McKinney              TX        75071       Collin
 11.10   Lakeville             MN        55044       Dakota
 11.11   Wrightstown           WI        54180       Brown
 11.12   Bradenton             FL        34208       Manatee
 11.13   Georgetown            TX        78626       Williamson
 11.14   Post Falls            ID        83854       Kootenai
 11.15   Spanish Fork          UT        84660       Utah
 11.16   Concord               NC        28027       Cabarrus
 11.17   Denton                TX        76206       Denton
 11.18   Yuma                  AZ        85365       Yuma
 11.19   Moss Point            MS        39563       Jackson
 11.20   Killeen               TX        76543       Bell
 11.21   Minooka               IL        60447       Grundy
 11.22   Apopka                FL        32712       Orange
 11.23   Modesto               CA        95354       Stanislaus
 11.24   High Point            NC        27260       Randolph
 11.25   Elkton                FL        32033       Saint Johns
 11.26   Northport             AL        35476       Tuscaloosa
 11.27   Stephenson            VA        22656       Frederick
 11.28   North Charleston      SC        29405       Charleston
 11.29   Huntersville          NC        28078       Mecklenburg
 11.30   Hendersonville        TN        37075       Sumner
 11.31   Burleson              TX        76028       Burleson
 11.32   San Benito            TX        78568       Cameron
 11.33   Von Ormy              TX        78073       Bexar
 11.34   San Antonio (E)       TX        78266       Comal
 11.35   Chandler              AZ        85249       Maricopa
 11.36   Fultondale            AL        35217       Jefferson
 11.37   Richland              MS        39218       Rankin
 11.38   Genoa                 IL        60135       DeKalb
 11.39   Hinckley              IL        60520       DeKalb
 11.40   South Haven           MS        38671       Desoto
 11.41   Lexington             SC        29071       Lexington
 11.42   Theodore              AL        36582       Mobile
 11.43   Oklahoma City (N)     OK        73013       Oklahoma
 11.44   Oklahoma City (S)     OK        73135       Oklahoma
 11.45   McAllen               TX        78501       Hidalgo
 11.46   Piperton              TN        38017       Fayette
 11.47   Chattanooga           TN        37421       Hamilton
 11.48   Fayetteville          NC        28301       Cumberland
 11.49   Winston-Salem         NC        27101       Forsyth
 11.50   Clarksville           TN        37040       Montgomery
 11.51   Ranson                WV        25438       Jefferson
 11.52   Highspire             PA        17034       Dauphin
 11.53   Douglasville          GA        30134       Douglas
 11.54   Rocky Mount           VA        24151       Franklin
  13     Various               GA       Various      Various            55,500,000         332,037    5 default, 5 late     5.9800%
 13.01   Doraville             GA        30340       Dekalb
 13.02   Rockmart              GA        30153       Polk
 13.03   Atlanta               GA        30354       Fulton
  25     Independence          OH        44131       Cuyahoga           26,400,000         155,239    5 default, 5 late     5.8200%
  39     Sterling              VA        20166       Loudon             17,300,000            IO      5 default, 0 late     5.6390%
  65     Lubbock               TX        79407       Lubbock            11,740,000          74,359    5 default, 5 late     6.5200%
  69     Lewisville            TX        75067       Denton             10,450,000          62,250    5 default, 5 late     5.9400%
  73     Manchester            NH        03103       Hillsoborugh        9,850,000          59,436    5 default, 5 late     6.0600%
  81     Saginaw               MI        48603       Saginaw             7,989,769          51,495    5 default, 5 late     5.9900%
  85     Effingham             IL        62401       Effingham           7,200,000          49,156    5 default, 5 late     6.6200%
  87     West Ossipee          NH        03890       Carroll             6,989,351          45,635    5 default, 5 late     6.8000%
  88     Woodbury              CT        06798       Litchfield          6,950,000          41,134    5 default, 5 late     5.8800%
  96     Enterprise            AL        36330       Coffee              6,200,000          36,616    5 default, 5 late     5.8600%
  99     Reading               PA        19605       Berks               5,727,164          33,191    5 default, 5 late     5.6500%
  105    Los Angeles           CA        90038       Los Angeles         5,000,000          30,656    5 default, 5 late     6.2100%
  106    Toledo                OH        43617       Lucas               4,849,831          28,443    5 default, 5 late     5.7600%
  108    Columbus              OH        43232       Franklin            4,496,606          28,001    5 default, 5 late     6.3500%
  110    Evansville            IN       Various      Vanderburgh         4,450,000          28,303    5 default, 5 late     6.5600%
110.01   Evansville            IN        47715       Vanderburgh
110.02   Evansville            IN        47715       Vanderburgh
110.03   Evansville            IN        47771       Vanderburgh
  113    Detroit               MI        48223       Wayne               4,140,629          25,052    5 default, 5 late     6.0300%
  115    Bronx                 NY        10454       Bronx               4,100,000          26,945    5 default, 5 late     6.2100%
  123    Palmdale              CA        93551       Los Angeles         3,600,000          22,072    5 default, 5 late     6.2100%
  129    Palm Coast            FL        32137       Flagler             3,497,985          19,466    5 default, 5 late     5.7900%
  133    Lima                  OH        45801       Allen               3,334,246          19,883    5 default, 5 late     5.9500%
  137    Ann Arbor             MI        48104       Washtenaw           3,150,000            IO      5 default, 5 late     5.8500%
  138    Bethany Beach         DE        19930       Sussex              3,077,000          18,251    5 default, 5 late     5.9000%
  143    Rolling Meadows       IL        60008       Cook                2,720,000          16,748    5 default, 5 late     6.2500%
  145    Philadelphia          PA        19107       Philadelphia        2,462,400            IO      5 default, 5 late     6.0000%
  147    Sanford               FL        32771       Seminole            2,310,000          14,510    5 default, 5 late     6.4400%
  154    East Stroudsburg      PA        18360       Monroe              2,100,000          12,875    5 default, 5 late     6.2100%
  155    San Antonio           TX        78215       Bexar               2,040,000          12,165    5 default, 5 late     5.9500%
  161    Rome                  GA        30161       Floyd               1,600,000          10,019    5 default, 5 late     6.4100%
  164    Pacific               MO        63069       Franklin            1,270,000          8,052     5 default, 5 late     6.5300%


Mortgage                                 Original Term     Remaining Term
  Loan       Number         Unit of      to Maturity or     to Maturity or        Maturity Date         Original Amort
 Number     of Units        Measure        ARD (Mos.)        ARD (Mos.)              or ARD               Term (Mos.)
------------------------------------------------------------------------------------------------------------------------------------
  1         1,454,110       Sq. Ft.           120              114                   02/05/17                   IO
  7           1,646          Units             60               57                   05/01/12                   IO
 7.01          220           Units
 7.02          69            Units
 7.03          54            Units
 7.04          60            Units
 7.05          46            Units
 7.06          61            Units
 7.07          63            Units
 7.08          72            Units
 7.09          45            Units
 7.10          41            Units
 7.11          31            Units
 7.12          38            Units
 7.13          42            Units
 7.14          55            Units
 7.15          51            Units
 7.16          36            Units
 7.17          43            Units
 7.18          24            Units
 7.19          31            Units
 7.20          31            Units
 7.21          37            Units
 7.22          28            Units
 7.23          19            Units
 7.24          37            Units
 7.25          18            Units
 7.26          22            Units
 7.27          20            Units
 7.28          24            Units
 7.29          27            Units
 7.30          24            Units
 7.31          27            Units
 7.32          17            Units
 7.33          27            Units
 7.34          29            Units
 7.35          30            Units
 7.36          20            Units
 7.37          19            Units
 7.38          19            Units
 7.39          24            Units
 7.40          20            Units
 7.41          19            Units
 7.42          26            Units
  11        3,458,528       Sq. Ft.           120              117                   05/05/17                  360
11.01        59,650         Sq. Ft.
11.02        67,728         Sq. Ft.
11.03        63,120         Sq. Ft.
11.04        90,000         Sq. Ft.
11.05        66,000         Sq. Ft.
11.06        114,000        Sq. Ft.
11.07        102,000        Sq. Ft.
11.08        73,600         Sq. Ft.
11.09        70,450         Sq. Ft.
11.10        61,250         Sq. Ft.
11.11        70,450         Sq. Ft.
11.12        46,450         Sq. Ft.
11.13        64,800         Sq. Ft.
11.14        68,050         Sq. Ft.
11.15        66,000         Sq. Ft.
11.16        86,136         Sq. Ft.
11.17        59,650         Sq. Ft.
11.18        66,000         Sq. Ft.
11.19        94,450         Sq. Ft.
11.20        66,000         Sq. Ft.
11.21        58,800         Sq. Ft.
11.22        40,864         Sq. Ft.
11.23        59,650         Sq. Ft.
11.24        58,450         Sq. Ft.
11.25        58,800         Sq. Ft.
11.26        78,000         Sq. Ft.
11.27        83,250         Sq. Ft.
11.28        57,850         Sq. Ft.
11.29        55,200         Sq. Ft.
11.30        64,250         Sq. Ft.
11.31        51,250         Sq. Ft.
11.32        70,450         Sq. Ft.
11.33        58,450         Sq. Ft.
11.34        58,450         Sq. Ft.
11.35        27,720         Sq. Ft.
11.36        66,000         Sq. Ft.
11.37        58,450         Sq. Ft.
11.38        56,950         Sq. Ft.
11.39        64,750         Sq. Ft.
11.40        56,400         Sq. Ft.
11.41        58,450         Sq. Ft.
11.42        76,700         Sq. Ft.
11.43        51,250         Sq. Ft.
11.44        68,800         Sq. Ft.
11.45        51,250         Sq. Ft.
11.46        58,450         Sq. Ft.
11.47        58,450         Sq. Ft.
11.48        58,450         Sq. Ft.
11.49        51,250         Sq. Ft.
11.50        51,250         Sq. Ft.
11.51        63,600         Sq. Ft.
11.52        53,650         Sq. Ft.
11.53        40,650         Sq. Ft.
11.54        76,560         Sq. Ft.
  13        1,306,533       Sq. Ft.           120              115                   03/01/17                  360
13.01        853,577        Sq. Ft.
13.02        280,800        Sq. Ft.
13.03        172,156        Sq. Ft.
  25         630,231        Sq. Ft.           120              119                   07/01/17                  360
  39         102,987        Sq. Ft.            60               55                   03/01/12                   IO
  65         160,506        Sq. Ft.           120              119                   07/01/17                  360
  69         106,538        Sq. Ft.           120              118                   06/01/17                  360
  73           107           Rooms            120              120                   08/01/17                  360
  81           673           Pads             120              119                   07/01/17                  300
  85           118           Rooms            120              120                   08/01/17                  300
  87           267           Pads              60               58                   06/01/12                  360
  88           106           Units            120              118                   06/01/17                  360
  96           128           Units            120              120                   08/01/17                  360
  99         56,000         Sq. Ft.           120              116                   04/01/17                  360
 105         23,400         Sq. Ft.           120              118                   06/01/17                  360
 106         14,564         Sq. Ft.           120              116                   04/01/17                  360
 108           79            Rooms            120              119                   07/01/17                  360
 110         138,636        Sq. Ft.           120              119                   07/01/17                  360
110.01       67,400         Sq. Ft.
110.02       45,086         Sq. Ft.
110.03       26,150         Sq. Ft.
 113         14,564         Sq. Ft.           120              114                   02/01/17                  360
 115         34,970         Sq. Ft.           120              118                   06/01/17                  300
 123         20,140         Sq. Ft.           120              120                   08/01/17                  360
 129         28,800         Sq. Ft.           120              119                   07/01/17                  420
 133         14,564         Sq. Ft.           120              114                   02/01/17                  360
 137         15,099         Sq. Ft.           120              117                   05/01/17                   IO
 138         12,000         Sq. Ft.           120              119                   07/01/17                  360
 143         60,200         Sq. Ft.           120              118                   06/01/17                  360
 145          4,643         Sq. Ft.           120              118                   06/01/17                   IO
 147         23,500         Sq. Ft.           120              120                   08/01/17                  360
 154           52            Units            120              120                   08/01/17                  360
 155         11,448         Sq. Ft.           120              117                   05/01/17                  360
 161           76            Units            120              120                   08/01/17                  360
 164           72            Units             60               60                   08/01/12                  360


Mortgage                                                                   Anticipated
  Loan      Remaining Amort     Ground    Master Servicing     ARD          Repayment
 Number       Term (Mos.)        Lease        Fee Rate        Loan            Date               Additional Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
  1               IO               Fee      0.03000%            N
  7               IO               Fee      0.04000%            N
 7.01                              Fee
 7.02                              Fee
 7.03                              Fee
 7.04                              Fee
 7.05                              Fee
 7.06                              Fee
 7.07                              Fee
 7.08                              Fee
 7.09                              Fee
 7.10                              Fee
 7.11                              Fee
 7.12                              Fee
 7.13                              Fee
 7.14                              Fee
 7.15                              Fee
 7.16                              Fee
 7.17                              Fee
 7.18                              Fee
 7.19                              Fee
 7.20                              Fee
 7.21                              Fee
 7.22                              Fee
 7.23                              Fee
 7.24                              Fee
 7.25                              Fee
 7.26                              Fee
 7.27                              Fee
 7.28                              Fee
 7.29                              Fee
 7.30                              Fee
 7.31                              Fee
 7.32                              Fee
 7.33                              Fee
 7.34                              Fee
 7.35                              Fee
 7.36                              Fee
 7.37                              Fee
 7.38                              Fee
 7.39                              Fee
 7.40                              Fee
 7.41                              Fee
 7.42                              Fee
  11             360               Fee      0.04000%            N
11.01                              Fee
11.02                              Fee
11.03                              Fee
11.04                              Fee
11.05                              Fee
11.06                              Fee
11.07                              Fee
11.08                              Fee
11.09                              Fee
11.10                              Fee
11.11                              Fee
11.12                              Fee
11.13                              Fee
11.14                              Fee
11.15                              Fee
11.16                              Fee
11.17                              Fee
11.18                              Fee
11.19                              Fee
11.20                              Fee
11.21                              Fee
11.22                              Fee
11.23                              Fee
11.24                              Fee
11.25                              Fee
11.26                              Fee
11.27                              Fee
11.28                              Fee
11.29                              Fee
11.30                              Fee
11.31                              Fee
11.32                              Fee
11.33                              Fee
11.34                              Fee
11.35                              Fee
11.36                              Fee
11.37                              Fee
11.38                              Fee
11.39                              Fee
11.40                              Fee
11.41                              Fee
11.42                              Fee
11.43                              Fee
11.44                              Fee
11.45                              Fee
11.46                              Fee
11.47                              Fee
11.48                              Fee
11.49                              Fee
11.50                              Fee
11.51                              Fee
11.52                              Fee
11.53                              Fee
11.54                              Fee
  13             360               Fee      0.04000%            N
13.01                              Fee
13.02                              Fee
13.03                              Fee
  25             360               Fee      0.04000%            N
  39              IO               Fee      0.04000%            N
  65             360               Fee      0.04000%            N
  69             360               Fee      0.04000%            N
  73             360               Fee      0.04000%            N
  81             299               Fee      0.04000%            N
  85             300               Fee      0.04000%            N
  87             358               Fee      0.04000%            N
  88             360               Fee      0.04000%            N
  96             360               Fee      0.04000%            N
  99             356               Fee      0.04000%            N
 105             360               Fee      0.04000%            N
 106             356               Fee      0.04000%            N
 108             359               Fee      0.04000%            N
 110             360               Fee      0.04000%            N
110.01                             Fee
110.02                             Fee
110.03                             Fee
 113             354               Fee      0.04000%            N
 115             300               Fee      0.04000%            N
 123             360               Fee      0.04000%            N
 129             419            Leasehold   0.04000%            N
 133             360               Fee      0.04000%            N
 137              IO               Fee      0.04000%            N
 138             360               Fee      0.04000%            N
 143             360               Fee      0.04000%            N
 145              IO               Fee      0.04000%            N
 147             360               Fee      0.04000%            N
 154             360               Fee      0.04000%            N
 155             360               Fee      0.04000%            N
 161             360               Fee      0.04000%            N
 164             360               Fee      0.04000%            N


Mortgage                                        Cross Collateralized
  Loan         Loan          Environmental      and Cross Defaulted      Prepayment       Early          Secured
 Number     Originator         Insurance              Loan Flag          Provisions     Defeasance        by LC
---------------------------------------------------------------------------------------------------------------------
  1            BCRE                N                                         Y              N               N
  7            BCRE                N                                         N              N               N
 7.01                              N
 7.02                              N
 7.03                              N
 7.04                              N
 7.05                              N
 7.06                              N
 7.07                              N
 7.08                              N
 7.09                              N
 7.10                              N
 7.11                              N
 7.12                              N
 7.13                              N
 7.14                              N
 7.15                              N
 7.16                              N
 7.17                              N
 7.18                              N
 7.19                              N
 7.20                              N
 7.21                              N
 7.22                              N
 7.23                              N
 7.24                              N
 7.25                              N
 7.26                              N
 7.27                              N
 7.28                              N
 7.29                              N
 7.30                              N
 7.31                              N
 7.32                              N
 7.33                              N
 7.34                              N
 7.35                              N
 7.36                              N
 7.37                              N
 7.38                              N
 7.39                              N
 7.40                              N
 7.41                              N
 7.42                              N
  11           BCRE                N                                         Y              N               N
11.01                              N
11.02                              N
11.03                              N
11.04                              N
11.05                              N
11.06                              N
11.07                              N
11.08                              N
11.09                              N
11.10                              N
11.11                              N
11.12                              N
11.13                              N
11.14                              N
11.15                              N
11.16                              N
11.17                              N
11.18                              N
11.19                              N
11.20                              N
11.21                              N
11.22                              N
11.23                              N
11.24                              N
11.25                              N
11.26                              N
11.27                              N
11.28                              N
11.29                              N
11.30                              N
11.31                              N
11.32                              N
11.33                              N
11.34                              N
11.35                              N
11.36                              N
11.37                              N
11.38                              N
11.39                              N
11.40                              N
11.41                              N
11.42                              N
11.43                              N
11.44                              N
11.45                              N
11.46                              N
11.47                              N
11.48                              N
11.49                              N
11.50                              N
11.51                              N
11.52                              N
11.53                              N
11.54                              N
  13           BCRE                N                                         Y              N               N
13.01                              N
13.02                              N
13.03                              N
  25           BCRE                N                                         Y              N               N
  39           BCRE                N                                         Y              N               N
  65           BCRE                N                                         Y              N               N
  69           BCRE                N                                         Y              N               N
  73           BCRE                N                                         Y              N               N
  81           BCRE                N                                         Y              N               N
  85           BCRE                N                                         Y              N               N
  87           BCRE                N                                         Y              N               N
  88           BCRE                N                                         N              N               N
  96           BCRE                N                                         Y              N               N
  99           BCRE                N                                         N              N               N
 105           BCRE                N                                         Y              N               N
 106           BCRE                N                                         Y              N               N
 108           BCRE                N                                         Y              N               N
 110           BCRE                N                                         Y              N               N
110.01                             N
110.02                             N
110.03                             N
 113           BCRE                N                                         Y              N               N
 115           BCRE                N                                         Y              N               N
 123           BCRE                N                                         Y              N               N
 129           BCRE                N                                         Y              N               N
 133           BCRE                N                                         Y              N               N
 137           BCRE                N                                         Y              N               N
 138           BCRE                N                                         Y              N               N
 143           BCRE                N                                         Y              N               N
 145           BCRE                N                                         Y              N               N
 147           BCRE                N                                         Y              N               N
 154           BCRE                N                                         N              N               N
 155           BCRE                N                                         Y              N               N
 161           BCRE                N                                         Y              N               N
 164           BCRE                N                                         N              N               N


Mortgage                                           Annual Deposit      Initial Deposit
  Loan       Interest Accrual                      to Replacement        to Capital              Initial TI/LC        Ongoing TI/LC
 Number           Method            Lockbox           Reserves       Improvements Reserve           Escrow             Footnote(1)
------------------------------------------------------------------------------------------------------------------------------------
  1           Actual/360             Day 1            232,443                                     100,000,000              (1)
  7           Actual/360             Day 1             87,480
 7.01
 7.02
 7.03
 7.04
 7.05
 7.06
 7.07
 7.08
 7.09
 7.10
 7.11
 7.12
 7.13
 7.14
 7.15
 7.16
 7.17
 7.18
 7.19
 7.20
 7.21
 7.22
 7.23
 7.24
 7.25
 7.26
 7.27
 7.28
 7.29
 7.30
 7.31
 7.32
 7.33
 7.34
 7.35
 7.36
 7.37
 7.38
 7.39
 7.40
 7.41
 7.42
  11          Actual/360             Day 1                                    2,458,685
11.01
11.02
11.03
11.04
11.05
11.06
11.07
11.08
11.09
11.10
11.11
11.12
11.13
11.14
11.15
11.16
11.17
11.18
11.19
11.20
11.21
11.22
11.23
11.24
11.25
11.26
11.27
11.28
11.29
11.30
11.31
11.32
11.33
11.34
11.35
11.36
11.37
11.38
11.39
11.40
11.41
11.42
11.43
11.44
11.45
11.46
11.47
11.48
11.49
11.50
11.51
11.52
11.53
11.54
  13          Actual/360             Day 1
13.01
13.02
13.03
  25          Actual/360             Day 1
  39          Actual/360             Day 1                                                                                 (1)
  65          Actual/360           Springing           41,736                   500,000                                    (1)
  69          Actual/360                               26,664                    41,150                                    (1)
  73          Actual/360             Day 1            119,604                     3,125
  81          Actual/360
  85          Actual/360           Springing           94,560                   806,632
  87          Actual/360                               10,680                     9,820
  88          Actual/360                               26,520                    44,914
  96          Actual/360                               38,784                     1,250
  99          Actual/360             Day 1                                      126,680
 105          Actual/360             Day 1              2,340                    52,978                                    (1)
 106          Actual/360           Springing
 108          Actual/360           Springing           70,080
 110          Actual/360                               14,160                       932
110.01
110.02
110.03
 113          Actual/360             Day 1
 115          Actual/360             Day 1              6,060                     9,375
 123          Actual/360           Springing            3,024
 129          Actual/360             Day 1
 133          Actual/360           Springing            2,184
 137          Actual/360           Springing            3,379                     3,750               200,000
 138          Actual/360           Springing            2,530
 143          Actual/360           Springing            6,024                                                              (1)
 145          Actual/360             Day 1
 147          Actual/360             Day 1              4,704                     1,875                                    (1)
 154          Actual/360
 155          Actual/360           Springing            1,717                                                              (1)
 161          Actual/360                               23,100
 164          Actual/360


(1) In addition to any escrows funded at loan closing for potential TI/LC expenses, the related Mortgage Loan requires funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the term of the related Mortgage Loans. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(2) Two Mortgage Loans (loan numbers 1 and 11) are part of a split loan structure and the related pari passu companion loans are not included in the Trust Fund with respect to the Mortgage Loan, unless otherwise specified. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV Ratios, DSC Ratios and Cut-Off Date Balances per unit are based on the aggregate indebtedness of or debt service on, as applicable, the related Mortgage Loan and the related pari passu companion loan, but not any related future pari passu companion loan.

(3) With respect to the Westward Shores Loan (loan number 87), representing 0.2% of the Cut-Off Date Pool Balance (0.2% of the Cut-Off Date Group 1 Balance), the Occupancy Rate is equal to seasonal occupancy as determined in the related appraisal report and the Occupancy "as of" Date is the Cut-Off Date for such loan.

(4)   With respect to the Evansville IN Self-Storage Pool Loan (loan number
      110), representing 0.1% of the Cut-Off Date Pool Balance (0.1% of the Cut-Off Date Group 1 Balance), the loan purpose for the Eastland Self Storage property is "Refinance" and the loan purpose for the Pollack Avenue Mini Storage and St. George Self Storage properties is "Acquisition".

(5) With respect to the Brauer Building Loan (loan number 137), representing 0.1% of the Cut-Off Date Pool Balance (0.1% of the Cut-Off Date Group 1 Balance), the Appraised Value and UW Net Cash Flow includes space and rent from an additional 2,500 square feet of space that is being built out to be occupied by a borrower affiliate. The square footage shown in Number of Units does not include this space.

                                    EXHIBIT B

                            Free Writing Prospectuses

1. Current Report on Form FWP, filed July 31, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-005263.

2. Current Report on Form FWP, filed July 31, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-005250.

3. Current Report on Form FWP, filed August 9, 2007, of the Depositor identified with SEC Accession Number 0000914121-07-001897.
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                                    EXHIBIT C

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